UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K/A
Amendment Number One
_______________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 7, 2021
Earliest Event Date requiring this Report: April 5, 2021

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28331	84-1047159
(State of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)
(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c
Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This Amendment Number One on Current Report on Form 8-K/A is filed to report the issuance of a press release for the previously reported private sales on April 5, 2021, of an aggregate of 2,496,667 “restricted” shares (“Shares”) of Common Stock, $0.0001 par value per share, (“Common Stock”) of Capstone Companies, Inc., a Florida corporation, (“Company” or “Registrant”) under a Securities Purchase Agreement, dated April 5, 2021, (“SPA”) and among the five investors, who separately purchased a portion of the Shares.  This Amendment is also filed to report the identity of the selling agent/broker for the private placement of the Shares.

Item 1.01  Entry into a Material Definitive Agreement.

Littlebanc Advisors, LLC, through Wilmington Capital Securities, LLC, acted as the sole selling agent for the private placement of the Shares among the investors under the SPAs. The selling agent was paid a customary selling agent commission on the private placement of the Shares.

The SPA signed by each investor had the same or substantially the same terms and conditions, excepting specifics about number of shares purchased and personal data, and same per share purchase price.

The Company issued a press release on April 6, 2021, announcing the private placement of the Shares under the SPAs, which press release is attached to this Amendment as Exhibit 99.1.

Item 3.02 Sale of Unregistered Equity Securities.

The disclosures in Item 1.01 above are incorporated here by reference.

Item 7.01 Regulation FD

Attached as Exhibit 99.1 to this Amendment is the press release referenced in Item 1.01 above.

The information furnished under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	\Description
10.1 99.1
Form of Securities Purchase Agreement, April 5, 2021, by and among Capstone Companies, Inc.
and Five Investors *+
Capstone Companies, Inc. Press Release, dated April 6, 2021, re: Private Placement of Shares among
Five Investors (filed herewith)

*Certain of the portions of this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and (6) and Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.  [****] indicates location within the Exhibit that have been omitted.
+ Previously filed as Exhibit 10.1 to the Current Report on Form 8-K, dated April 6, 2021, filed by Capstone Companies, Inc. with the Commission on April 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., a Florida corporation

By: /s/ James G. McClinton
James G. McClinton, Chief Financial Officer
Dated: April 7, 2021